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                                                                   EXHIBIT 23.7

                          CONSENT OF DIRECTOR NOMINEE

  I hereby consent to the reference to me as a Director or Director Nominee of American Tower Systems Corporation ("ATS") in its Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission on May 12, 1998 (and all amendments thereto, including related registration statements under Rule 462(b) of the Securities Act of 1933, as amended).

                                                    /s/ Randall Mays
                                          _____________________________________
                                                      RANDALL MAYS

Dated: May 12, 1998